SUPPLEMENT DATED JULY 10, 2024
to

PROSPECTUSES AND UPDATING SUMMARY PROSPECTUSES
EACH DATED APRIL 30, 2024
FOR MASTERS CHOICE, MASTERS FLEX, MASTERS EXTRA, MASTERS CHOICE II AND
MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS, MASTERS I SHARE AND MASTERS EXTRA II

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Putnam VT Large Cap Value Fund (the “Fund”) that is available as an investment option under your Contract.  Effective July 15, 2024, Franklin Advisers, Inc. will be retained as a sub-adviser for the Fund by Putnam Investment Management, LLC.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE